Exhibit 99.2
SKILLSOFT ANNOUNCES AGREEMENT ON THE TERMS OF A RECOMMENDED
ACQUISITION FOR CASH BY PRIVATE INVESTOR GROUP
SkillSoft Shareholders to Receive $10.80 Per Share in Cash
DUBLIN, IRELAND AND NASHUA, N.H., February 12, 2010 — SkillSoft PLC (Nasdaq: SKIL), a leading Software as a Service (SaaS) provider of on-demand e-learning and performance support solutions for global enterprises, government, education and small to medium-sized businesses, today announced that it has reached agreement on the terms of a recommended acquisition of the Company by a new company formed by funds sponsored by each of Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC (together, the “Investor Group”). Under the terms of the recommended acquisition, SkillSoft shareholders will receive $10.80 in cash for each SkillSoft ordinary share or American Depositary Share (“ADS”), representing a 26% premium to the average closing price of SkillSoft’s ADS over the one-year period ended on February 11, 2010 and a 49% premium to the average closing price of SkillSoft’s ADS over the five-year period ended on February 11, 2010. The fully diluted equity value of the transaction is approximately $1.1 billion.
“Skillsoft is pleased to announce this transaction, which is being unanimously recommended by the Board of Directors,” said Chuck Moran, CEO of SkillSoft. “We believe the transaction is good for our shareholders as the offer represents an attractive premium relative to our trading history and, as an all cash offer, provides liquidity for shareholders. We view the transaction as an endorsement of SkillSoft’s leadership and success, which has been achieved through the commitment of a dedicated team over many years.”
“We are delighted to have reached agreement with the Board of SkillSoft on this recommended transaction,” said Michael Ascione, a Managing Director of Berkshire Partners, speaking on behalf of the Investor Group. “We believe the acquisition represents a compelling opportunity for SkillSoft and its shareholders that maximizes value and certainty, reduces execution risk and provides immediate liquidity. Berkshire, Advent and Bain Capital Partners look forward to supporting Chuck Moran and the SkillSoft team in creating long term value for SkillSoft’s customers and pursuing the opportunities for growth that we see in existing business lines and new products and customer solutions.”
SkillSoft will continue to be headquartered in Dublin, Ireland and led by the current management team, including Chuck Moran as CEO.
The acquisition has been unanimously approved by SkillSoft’s Board of Directors and a committee of independent directors, and the Board intends to recommend to SkillSoft shareholders to vote in favor of the acquisition.
About the Transaction
The transaction will be effected by means of a “scheme of arrangement” under Irish law pursuant to which the Investor Group will acquire all of the outstanding securities of SkillSoft not already owned by the Investor Group from SkillSoft shareholders for cash. The acquisition will be subject to the terms and conditions to be set forth in the scheme of arrangement document to be delivered to SkillSoft shareholders. To become effective, the scheme of arrangement requires, among other things, the approval of a majority in number of SkillSoft shareholders, present and voting either in person or by proxy, representing 75% or more in value of the SkillSoft shares held by such holders.
Assuming the necessary approvals are obtained and all conditions have been satisfied, the acquisition will become effective upon delivery to the Registrar of Companies in Ireland of the court order of the Irish High Court sanctioning the scheme. Upon the acquisition becoming effective, it will be binding on all SkillSoft shareholders.
The closing of this transaction is subject to various conditions, including approval of the transaction by SkillSoft’s shareholders, the expiration of the applicable waiting period under the Hart-Scott-Rodino Act, and the approval of the High Court in Ireland. The definitive agreement includes provisions permitting SkillSoft’s Board to solicit (for a specified period of time) and accept an alternative proposal if that proposal is deemed by SkillSoft’s Board to be more favorable to SkillSoft’s shareholders and can be reasonably expected to be completed, subject to expense reimbursement.
Credit Suisse Securities (USA) LLC is acting as financial advisor to SkillSoft. WilmerHale and William Fry are acting as legal advisors to SkillSoft. Morgan Stanley is acting as lead financial advisor, Barclays as financial advisor, and Ropes & Gray LLP and Mason Hayes + Curran as legal advisors to the Investor Group.
SkillSoft to Host Conference Call
SkillSoft will host a conference call at 8:30 a.m. EST today, February 12, 2010, to discuss the proposed transaction. The conference call will be webcast live on the Internet and can be accessed on the Investor Relations section of SkillSoft’s website, www.skillsoft.com. The conference call can also be accessed by dialing: 800-322-9079, or 973-582-2717 for international callers, and using the following ID: 56646993.
During the period from SkillSoft’s initial announcement of the transaction through the transaction closing, SkillSoft is precluded by the Irish Takeover Rules from disclosing to shareholders, investors or analysts any material new information or expressing significant new opinions not previously publicly disclosed. A representative from Credit Suisse, SkillSoft’s financial advisor, is required under the Irish Takeover Rules to be present during any communication by SkillSoft with shareholders, investors or analysts to monitor SkillSoft’s compliance with the Irish Takeover Rules, and Credit Suisse will be required to confirm to the Irish Takeover Panel that SkillSoft has complied with these restrictions.
Important Additional Information Will be Filed with the SEC
SkillSoft plans to file with the SEC and mail to its shareholders a Proxy Statement (comprising the scheme of arrangement document) in connection with the transaction. Investors and shareholders are urged to read the Proxy Statement (comprising the scheme of arrangement document) carefully when it becomes available because it will contain important information about SkillSoft, the transaction and related matters. Investors and security holders will be able to obtain free copies of the Proxy Statement (comprising the scheme of arrangement document) and other documents filed with the SEC by SkillSoft through the web site maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement (comprising the scheme of arrangement document) from SkillSoft by contacting SkillSoft PLC, Attention: Investor Relations, 107 Northeastern Boulevard, Nashua, New Hampshire 03062, USA; telephone number: (603) 324-3000.
SkillSoft and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by this scheme of arrangement. Information regarding SkillSoft’s directors and executive officers is contained in SkillSoft’s Annual Report on Form 10-K for the year ended January 31, 2009 and its Proxy Statement on Schedule 14A, dated August 26, 2009, which are filed with the SEC. These documents are available free of charge at the SEC’s web site www.sec.gov.
About SkillSoft
SkillSoft PLC (Nasdaq: SKIL) is a leading SaaS provider of on-demand e-learning and performance support solutions for global enterprises, government, education and small to medium-sized businesses. SkillSoft enables business organizations to maximize business performance through a combination of comprehensive e- learning content, online information resources, flexible learning technologies, and support services.
Content offerings include business, IT, desktop, compliance and consumer/SMB courseware collections, as well as complementary content assets such as Leadership Development Channel video products, KnowledgeCenter(TM) portals, virtual instructor-led training services and online mentoring services. SkillSoft’s Books24x7(R) product offering includes access to more than 18,000 digitized IT and business books, as well as book summaries and executive reports. Technology offerings include the SkillPort(R) learning management system, Search-and-Learn(R), SkillSoft(R) Dialogue(TM) and virtual classroom.
SkillSoft courseware content described herein is for information purposes only and is subject to change without notice. SkillSoft has no obligation or commitment to develop or deliver any future release, upgrade, feature, enhancement or function described in this press release except as specifically set forth in a written agreement.
SkillSoft, the SkillSoft logo, SkillPort, Search-and-Learn, SkillChoice, Books24x7, ITPro, BusinessPro, OfficeEssentials, GovEssentials, EngineeringPro, FinancePro, AnalystPerspectives, ExecSummaries, ExecBlueprints, Express Guide and Dialogue are trademarks or registered trademarks of SkillSoft PLC in the United States and certain other countries. All other trademarks are the property of their respective owners, countries.
Overview of the Investor Group
Berkshire Partners LLC is an active investor in the private equity market, managing approximately $6.5 billion of capital over seven funds. Berkshire is currently investing from its seventh fund, which totals $3.1 billion in committed capital, and has completed more than 90 acquisitions or growth capital investments during its nearly 25-year investment history. Berkshire has a long history of successfully investing in business services companies, including NEW/Asurion (a provider of extended service plans and value added wireless subscription services) and Acosta (a provider of sales and marketing services to the consumer packaged goods industry).
Advent International Corporation is a leading global private equity firm with more than 150 investment professionals in 16 countries around the world. Over its 25-year history, Advent has raised $24 billion of cumulative capital and currently manages buyout portfolios comprising more than 50 companies. Advent has backed numerous management teams in knowledge-based industries including: Financial Dynamics, an international business communications consultancy; Alexander Mann, a specialist staffing company focused on information technology and financial markets; HumanGroup, a provider of temporary and outsourced staffing services; Kroton (Bovespa: KROT11), one of Brazil’s largest private education companies; and WSiP, the largest educational publisher in Poland.
Bain Capital, LLC (www.baincapital.com) is a global private investment firm whose affiliates, including Bain Capital Partners, manage several pools of capital including private equity, venture capital, public equity, high-yield assets and mezzanine capital with approximately $65 billion in assets under management. Bain Capital has a team of over 300 professionals dedicated to investing and to supporting its portfolio companies. Since its inception in 1984, funds sponsored by Bain Capital have made private equity investments and add-on acquisitions in over 300 companies in a variety of industries around the world. Bain Capital has a long history of investments in the software, business services and education industries, including SunGard, Applied Systems, Houghton Mifflin, Gartner Group, UGS, LinkedIn, The Princeton Review, SolarWinds, and FleetCor. Headquartered in Boston, Bain Capital has offices in New York, London, Munich, Hong Kong, Shanghai, Tokyo, and Mumbai.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This release includes information that constitutes forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Statements in this release regarding the proposed transaction between the investor group and SkillSoft, the expected timetable for completing the transaction and any other statements about the Investment investor group’s or SkillSoft’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. Forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. Factors that could cause or contribute to such differences include competitive pressures, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation and other risk factors disclosed under the heading “Risk Factors” in SkillSoft’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2009, as filed with the Securities and Exchange Commission. The forward-looking statements provided by the investor group and SkillSoft in this release represent the views of the investor group and SkillSoft as of the date of this release. The investor group and SkillSoft anticipate that subsequent events and developments may cause their views to change. However, while the investor group and SkillSoft may elect to update these forward-looking statements at some point in the future, the investor group and SkillSoft specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the investor group’s or SkillSoft’s views as of any date subsequent to the date of this release.

Legal Information
The directors of SkillSoft accept responsibility for the information contained in this announcement, other than that relating to SSI Investments III Limited, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC and the directors of SSI Investments III Limited and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of SkillSoft (who have taken all reasonable care to ensure such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.
The directors of SSI Investments III Limited accept responsibility for the information contained in this Announcement relating to SSI Investments III Limited, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC and the directors of SSI Investments III Limited and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of SSI Investments III Limited (who have taken all reasonable care to ensure such is the case, the information contained in this announcement for which they accept responsibility) is in accordance with the facts and does not omit anything likely to affect the import of such information.
Credit Suisse, which is regulated under the laws of the United States of America, is acting exclusively for SkillSoft and no one else in connection with the Acquisition and will not be responsible to anyone other than SkillSoft for providing the protections afforded to clients of Credit Suisse or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein.
Morgan Stanley, which is regulated under the laws of the United States of America, is acting exclusively for SSI Investments III Limited and no one else in connection with the Acquisition and will not be responsible to anyone other than SSI Investments III Limited for providing the protections afforded to clients of Morgan Stanley or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein.
WilmerHale and William Fry are acting as legal advisors to SkillSoft. Ropes & Gray LLP and Mason Hayes + Curran are acting as legal advisors to SSI Investments III Limited, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC.
This announcement does not constitute an offer to purchase, sell, subscribe for or exchange or the solicitation of an offer to purchase, sell, subscribe for or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise.
Dealing Disclosure Requirements
Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, one per cent., or more of any class of ‘relevant securities’ of SkillSoft, all ‘dealings’ in any ‘relevant securities’ of SkillSoft (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3.30 pm (Dublin time) on the business day following the date of the relevant transaction. This requirement will continue until the date on which the scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of SkillSoft, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.
Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of SkillSoft by SSI Investments III Limited or SkillSoft, or by any of their respective ‘associates’ must also be disclosed by no later than 12 noon (Dublin time) on the business day following the date of the relevant transaction.
A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed can be found on the Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.
Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 (0)1 678 9020; fax number +353 (0)1 678 9289.
The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction in respect of which it would be unlawful to do so, including (but not limited to) Canada, South Africa, Australia and Japan. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.
COMPANY CONTACT:
Tom McDonald
Chief Financial Officer
SkillSoft PLC
(603) 324-3000, x4232
INVESTOR CONTACTS:
Geoff Grande
FD, Investor Relations
(617) 747-1721
Jonathan Neilan
FD, Media Relations, Ireland
+353(0)1 66 33 686